2016 First Quarter Conference Call May 10, 2016

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2

Atlas Snapshot 3 NASDAQ: AFH At 3/31/2016 At 12/31/2015 Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Core Target Markets Taxi / Limo / Livery / Paratransit Cash and Investments $238.4 million $233.3 million Total Assets $423.3 million $411.3 million Total Atlas Shareholders’ Equity $136.3 million $129.6 million Common Shares Outstanding (includes Restricted Share Units) 12,045,519 12,045,519 Book Value Per Outstanding Common Share $10.73 $10.15

• Gross written premiums increased 42.4% to $64.0 million • Results provide solid start on GPW targets for 2016 • In-force premium at March 31, 2016 was $220.6, compared to $211.3 million at 12/31/2015 Growth Recapping 2016 Financial Expectations  Expect to achieve $260 to $290 million in gross premiums written in 2016  Expense ratio is a range of 24.5% to 26.5%  Exceed P&C industry Return on Equity (“ROE”) by 500 – 1,000 bps  P&C Industry average ROE was approximately 8% in the past year based on data from SNL Financial  AFH ROACE for Q1 2016 was 15.0% (annualized) 2016 Q1 Financial and Operating Highlights 4 • Underwriting income improvement, increased by 110.9% to $6.5 million • Combined ratio improved by 5.4 pts. To 84.4%1 • 12th consecutive quarter of CR under 95% / 7th straight under 90% Underwriting Performance • Book value per share improved by 5.7% to $10.73 (10.2% CAGR since 2011) • After-tax return on common equity2 ("ROACE") was 15.0% for the quarter ended March 31, 2016 Book Value / ROE (2) Return on average common equity (ROACE)=(net income - preferred dividends)/common equity; this formula is non-U.S. GAAP measure. (1) Expenses (recovered) incurred related to acquisitions and stock purchase agreements ratio impacted combined ratio by (1.0%) and 5.6% for the periods ended March 31, 2016 and March 31, 2015, respectively

5 % Growth 42.4% 26.4% 5.7% 2016 Q1 Financial and Underwriting Highlights $45.0 $64.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q1 2015 Q1 2016 Gross Written Premium $5.3 $6.7 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q1 2015 Q1 2016 Adjusted Operating Income Before Tax $0.17 $0.38 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q1 2015 Q1 2016 Diluted Earnings per Share (after tax) $10.15 $10.73 $9.80 $9.90 $10.00 $10.10 $10.20 $10.30 $10.40 $10.50 $10.60 $10.70 $10.80 Q1 2015 Q1 2016 Book Value per Common Share 123.5% Premium Growth GPW increased by 42.4% to $64.0 million • GPW increased 42.9% in core commercial auto business Strong Underwriting Results Combined ratio improved by 5.4 percentage points year-over-year to 84.4% Book Value Growth Atlas has increased book value in each of the past 14 quarters • $10.73 at 3/31/2016 compared to $10.15 at 12/31/2015 and $9.23 at 3/31/2015 $ in millions except per share data

Consistent Quarterly Year/Year Margin Improvement Since 2013 U.S. IPO 6 Combined Operating Ratio (“COR”) Three Month Periods Ended March 31, 2016 March 31, 2015 Loss ratio 59.7% 56.1 % Underwriting expense ratio 24.7% 33.7 % Combined ratio* 84.4% 89.8% 63.9% 62.3% 59.2% 59.7% 30.5% 28.4% 27.8% 24.7% 2 0 1 3 2 0 1 4 2 0 1 5 Q 1 2 0 1 6 Loss & LAE Ratio Underwriting Expense Ratio 75% 80% 85% 90% 95% 100% Q1 Q2 Q3 Q4 2013 2014 2015 2016 * Expenses (recovered) incurred related to acquisitions and stock purchase agreements ratio impacted combined ratio by (1.0%) and 5.6% for the periods ended March 31, 2016 and March 31, 2015, respectively

Gross Written Premium: Inforce 7 At March 31, 2016, in-force premium was $220.6 million and the Company’s gross unearned premium reserve was $118.8 million.

Geographic Diversification 8 Notable Highlights  Growth in New York largely a result of both Global Liberty acquisition and organic expansion  Continued organic growth was realized in developing states like California  Geographically dispersed growth provides buffer against any regional economic headwinds  Nationwide market share is estimated at approximately 10%, with proportionate share forecast at 20% Gross Premium Written by State ($ in 000s) Quarter Ended March 31, 2016 2015 New York $19,691 30.8% $7,912 17.6% Illinois $9,322 14.6% $9,379 20.9% California $6,495 10.1% $2,775 6.2% Nevada $4,208 6.6% $1,550 3.4% Michigan $3,669 5.7% $3,532 7.9% Minnesota $2,601 4.1% $1,689 3.8% Texas $1,704 2.7% $2,348 5.2% Virginia $1,654 2.6% $885 2.0% Louisiana $1,430 2.2% $3,322 7.4% Oregon $1,321 2.1% $1,055 2.3% Other $11,930 18.6% $10,526 23.4% Total $64,025 100.0% $44,973 100.0% NY, 30.8% IL, [VALUE] CA, [VALUE] NV, [VALUE] MI, [VALUE] MN, 4.1% TX, 2.7% VA, 2.6% LA, [VALUE] OR, [VALUE] Other, 18.6% NY, 17.6% IL, [VALUE] CA, [VALUE] NV, [VALUE] MI, [VALUE] MN, 3.8% TX, 5.2% VA, 2.0% LA, [VALUE] OR, [VALUE] Other, 23.4%

Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 9 Bound/Application Ratio Current target of 52%. Through Q1 ’16 market conditions continue to show firming (magnitude varies by geography). From Q4 ’15 forward, data is compiled from the newly launched Atlas Express policy system. The basis for hit ratio now includes additional submission information (not just commercial auto accounts that are quoted) – as a result, the numerator is higher than previously measured. As indicated last quarter our go-forward target was adjusted based on this change of measurement and expected market conditions. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 10 Renewal Retention (Policy Count) Retention target of 85% based on current market conditions. High persistency continues to provide support for moderate incremental rate increases, although tolerance is believed to be moderating in 2016 primarily due to state fund price levels becoming “competitive”. New Business Submissions (Monthly Vehicles Submitted) 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 0 1000 2000 3000 4000 5000 6000 Jan Feb March New Vehicles (incl renewals) Prior Year

Operating Leverage (Actual through Q1 2016) $25 mil equity raise 11 $15.5 mil Debt Begin use of Quota Share Reinsurance $18 $24 $43 $49 $59 $66 $74 $85 $94 $101 $108 $111 $133 $148 $162 $179 $178 $50 $50 $49 $52 $51 $53 $52 $53 $54 $61 $62 $63 $81 $104 $112 $118 $122 0.36 0.48 0.86 0.94 1.15 1.24 1.42 1.6 1.73 1.66 1.76 1.76 1.64 1.42 1.44 1.51 1.46 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 NWP Surplus NWP Core: Surplus (right axis) $18 $24 $43 $49 $59 $66 $74 $85 $94 $101 $108 $111 $133 $148 $162 $179 $178 $37 $38 $40 $40 $50 $50 $54 $62 $65 $94 $97 $107 $111 $114 $119 $122 $129 0.48 0.63 1.07 1.22 1.17 1.32 1.38 1.38 1.44 1.07 1.11 1.03 1.2 1.3 1.37 1.47 1.38 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 NWP GAAP Common Equity NWP Core: GAAP Common Equity (Right Axis) m ill io n s m ill io n s STATUTORY GAAP

Financial Highlights 12

Q1 2016 Financial Highlights (comparisons to prior year period) • Gross premium written increased by 42.4%% to $64.0 million – increase of 42.9% in core commercial auto lines • In-force premium at March 31, 2016 was $220.6 million, compared to $211.3 at December 31, 2015 • Combined ratio improved by 5.4 percentage points to 84.4% • Underwriting income improved to $6.5 million as compared to $3.1 million • For the three month period ended March 31, 2016, net income was $4.8 million compared to $2.1 million • Earnings per common share diluted were $0.38 for the three month period ended March 31, 2016 compared to $0.17 per common share diluted for the three month period ended March 31, 2015 • Book value per common share on March 31, 2016 was $10.73, compared to $10.15 at December 31, 2015 and $9.23 at March 31, 2015 • Adjusted operating income, before tax, was $6.7 million, or $0.53 per common share diluted, compared to $5.3 million or $0.42 per common share diluted 1 • Adjusted operating income, after tax, was $4.4 million, or $0.34 per common share diluted, compared to $3.5 million, or $0.27 per common share diluted 1 • Annualized return on average common equity was 15.0% in the first quarter 2016 compared to 7.7% in 2015 1 13 (1) These are Non-GAAP Financial Measurements which are defined in our March 31, 2016 Form 10-Q

2016 Q1 Adjusted Operating Income Adjusted Operating Income is an internal performance measure used in the management of the Company's operations. It represents operational results excluding, as applicable, net realized gains or losses, net impairment charges recognized in earnings, non-recurring and atypical costs and other items. Adjusted Operating Income should not be viewed as a substitute for U.S. Generally Accepted Accounting Principles (U.S. GAAP) net income. The table below reconciles U.S. GAAP net income to adjusted operating income, after tax ($ in '000's): 14 (tax effected) Three Month Periods Ended March 31, 2016 March 31, 2015 U.S. GAAP net income $ 4,811 $ 0.38 $ 2,137 $ 0.17 Less: other income 66 0.01 21 — Less: net investment gains 155 0.01 90 0.01 Add: expenses incurred related to acquisition of subsidiaries — — 495 0.04 Add: expenses (recovered )incurred pursuant to Gateway stock purchase agreement (402) (0.03) 942 0.07 Add: interest expense 152 0.01 2 — Add: deferred income taxes 45 — 24 — Adjusted operating income, after tax $ 4,385 $ 0.34 $ 3,489 $ 0.27

15 Detailed Impact of Changes to Book Value per Common Share Book value per common share was as follows: Book value per common share of $10.73 increased by $0.58 relative to December 31, 2015 as follows: $0.36 increase related to net income after tax and before items below; $0.01 increase related to the change in net realized investment gains after tax; ($0.01) decrease related to the preferred share dividend liquidation; $0.15 increase related to the change in unrealized gains/losses after tax; $0.04 increase related to share based compensation; and $0.03 increase related to expenses incurred with the acquisition of subsidiaries. $0.58 total change from December 31, 2015 book value per common share As of: (in '000s, except for shares and per share data) March 31, 2016 December 31, 2015 Atlas shareholders' equity $ 136,341 $ 129,622 Less: Preferred stock in equity 6,539 6,941 Less: Accumulated dividends on preferred stock 543 460 Common equity $ 129,259 $ 122,221 Participative shares: Common shares outstanding 12,023,295 12,015,888 Restricted stock units (RSUs) 22,224 29,631 Total participative shares 12,045,519 12,045,519 Book value per participative share outstanding $ 10.73 $ 10.15

• Attractive investment leverage • Credit Facility: – $5 million one-year revolver, LIBOR + 2.75% ($2.4 million drawn) – $30 million five-year draw facility, LIBOR + 4.5% ($15.5 million drawn) • Acquisitions with adverse development protection ($ in millions) March 31, 2016 December 31, 2015 Cash and Investments $238.4 $233.3 Total Assets $423.3 $411.3 Claim Reserves (Gross of Reinsurance) (1) (2) (3) $121.4 $127.0 Unearned Premiums $118.8 $108.2 Atlas Shareholders’ Equity $136.3 $129.6 16 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection (3) Recently acquired Global Liberty included $4 million of adverse development protection Strong Balance Sheet with Availability of Capital to Support Growth

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (3.2 years) Investment Portfolio • As of March 31, 2016, total investments equaled $221.1 million, of which fixed income consisted of 85.8% • Predominantly corporate and government bonds • Average S&P rating of AA • 28.6% AAA • 85.9% A or better 17 Government 18% Corporate 29% Mortgage Backed 28% Other Asset Backed 11% Other Investments 11% Equities 3% Investment Portfolio (3/31/2016) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc., Gateway Insurance Company, and Global Liberty Insurance Co. of New York Credit ratings of fixed income securities portfolio (in '000s) As of: March 31, 2016 December 31, 2015 Amount % of Total Amount % of Total AAA/Aaa $ 54,315 28.6% $ 44,110 24.0 % AA/Aa 79,111 41.7% 83,116 45.2 % A/A 29,508 15.6% 28,765 15.7 % BBB/Baa 25,242 13.3% 26,512 14.4 % BB 1,191 0.6% 1,270 0.7 % B 415 0.2% — — % Total Fixed Income Securities $ 189,782 100.0% $ 183,773 100.0 % During the three month period ended March 31, 2016, our external investment portfolio manager switched rating agencies for U.S. treasury, agency and agency mortgage backed securities from Fitch or Moody's 'AAA' to S&P 'AA.' As a result, we have restated fair values of these fixed income securities as of December 31, 2015 using the S&P rating for comparative purposes.

Outlook / Market Overview 18

Commercial Auto vs. P&C 19 Historically Profitable Commercial Auto Industry Loss Performance Affected by Severity in Recent Years 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 P&C Industry Comm'l Auto Source: A.M. Best Aggregates & Averages, 2005, 2015

Operating Activities: Market Conditions Overall Commercial Pricing Trend 20 Continuing to See Pricing Trends Better than 60% L/R Increased percentage of “Up 0-10%” and “No Change” rate moves * As of May 3, 2016

Operating Activities: Market Conditions Overall Commercial Pricing Trend Majority of Atlas’ Target Market are Individual Entrepreneurs and Small Fleet Operators Market Notes: Continued reduction of capacity in the public auto space resulting from non-renewal of MGA programs in recent years is resulting in continued market improvement in our niche despite the slowdown in rate increases seen in commercial lines generally. At this point, no signs of significant new market entrant. Any incremental increases in broader commercial auto rates should further this benefit. Commercial Auto continues to lead all other large P&C segments in positive rate activity 21

Outlook for 2016 Favorable Outlook • Goal is to maximize ROE potential in the current cycle – Strong operating margins – Efficient and scalable capital structure – Operating leverage • Company $260 to $290 million premium forecast for full year 2016 – $400 to $450 million in written premium is proportionate share – Continued market share expansion in existing states • Company has implemented measures to manage its operating leverage as it grows, with the objective of self-funding – $35 Million Line of credit from Fifth Third Bank – Quota share reinsurance • Remain proactive to changing market dynamics – mobile app dispatch, more cars carrying people / items, in-vehicle technology 22 Core Goals Across market cycles, our objective is to exceed industry ROE by 500 to 1,000 bps Actively distributing products in 41 states plus Washington D.C.1

Monday, May 16, 2016 Time: Check in 12:00 PM (Approximate time – 3 hours) Atlas Headquarters 150 Northwest Point Boulevard Elk Grove Village, IL 60007 (about 20 miles from downtown Chicago / 5 miles from ORD) Please RSVP if you have not done so already: The Equity Group Adam Prior 212-836-9606, aprior@equityny.com AFH INVESTOR DAY Theme: Utilizing Technology & Analytics to Drive Results

Nasdaq: AFH For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 24